MHL LISTED NYSE

OPPORTUNITY People Discipline ACHIEVEMENT STABILITY DEPENDABILITY Growth balance

Built to Produce

MortgageIT®

HOLDINGS, INC.

Proprietary and Confidential

Credit Suisse First Boston, LLC
Ninth Annual Private Label Issuer
Conference
May 19-20, 2005
New York, New York

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT
Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’ securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings, nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT
Holdings’ business. MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT
Holdings does not expect to update or otherwise revise the information contained herein.

This presentation may contain forward-looking statements. Any forward-looking statement would be subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Individuals should not place undue reliance on forward-looking statements and are advised to conduct their own independent analysis and make their own independent determination.  Neither MortgageIT Holdings nor any of its affiliates undertakes any obligations to revise publicly any forward-
looking statements to reflect subsequent events or circumstances.

Corporate Overview

MortgageIT
HOLDINGS, INC.

MHL
LISTED
NYSE

MortgageIT
HOLDINGS, INC.

Today

Mortgage REIT with a nationwide platform that originated more than $13 billion in 2004

Headquartered in New York City and has 51 branches in 23 states nationwide

Completed an Initial Public Offering on the NYSE on July 30, 2004 and trade under the symbol “MHL”

Resulted in market capitalization of approximately $335 million (as of May 9,
2005)

Self-originated 100% of our $3.1 billion high quality adjustable rate mortgage portfolio through our mortgage subsidiary

Mortgage origination subsidiary is a major supplier of loans to banks, thrifts, and traditional finance companies throughout the United States

REIT Senior Management Team consists of:

Glenn Mouridy, President & Chief Financial Officer

Doug Kerr, Chief Investment Officer

Ali Moazami, Chief Credit Officer

MortgageIT
HOLDINGS, INC.
MortgageIT

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Corporate Structure

Real Estate Investment Trust (“REIT”)

Taxable REIT Subsidiary (“TRS”)

Wholesale

Correspondent

Sub-Prime

Retail

Seasoned Senior Management Team

Doug Naidus

Chief Executive Officer

MortgageIT Holdings, Inc.

Gary Bierfriend, Esq.

President

MortgageIT, Inc.

John Cuti

General Counsel
& Secretary

MortgageIT Holdings, Inc.

Glenn Mouridy

President &
Chief Financial Officer

Mortgage IT Holdings, Inc.

CAPITAL MARKETS

FINANCE

RETAIL

WHOLESALE

SUB-PRIME

CORRESPONDENT

HOMECLOSER, LLC

REIT PORTFOLIO

LOAN OPERATIONS

LEGAL

HUMAN RESOURCES

2003-2004 Highlights

2003 Highlights

Funded volume of approximately $12 billion

Revenue of approximately $162 million

Net income of approximately $18 million

33 branches throughout the United States

Approximately 1,285 employees

2004 Highlights

Successful completion of IPO that raised approximately $175 million

More than 1,500 employees in 47 branches across the country

Funded volume of more than $13.0 billion ($4.4 billion in 4Q:04)

Self-originated portfolio of $2.4 billion by end of 2004

Paid $0.44 dividend for combined 3Q:04 and 4Q:04

Company achieved record 4Q:04 volume up 102% year over year

2005 Developments

Paid first full run rate dividend in 1Q:05 of $0.48

Issued and sold a $50 million private placement of trust preferred securities

Transferred $3.1 billion of loans from the TRS into the REIT investment portfolio as a result of four securitizations:

2004 - 1  $808 million on September 28, 2004

2004 - 2  $630 million on November 23, 2004

2005 - 1  $1.0 billion on January 18, 2005

2005 - 1  $665 million on April 27, 2005

Funded $4.34 billion in 1Q:05 (99.4% increase year-over-year)

Generated $647.8 million in in sub-prime funded loan volume in 1Q:05

2Q:05 Guidance

Projected increase in the investment portfolio to $3.8 billion from $3.1 billion

Projected total funded volume of between $4.9 billion to $5.3 billion (45% to 57%
increase year-over-year)

Projected sub-prime loan volume of between $750 million to $1.0 billion

Projected dividend of $0.48

17 years of operating experience originating more than $30 billion since 2000

Brokered or sold whole loans exclusively until launch of securitization program

$3.1 billion of securitizations to date

An Established Company

IPI formed as a
mortgage broker

July 2004 IPO raised $175
million and created
MortgageIT Holdings, Inc.

MortgageIT founded;
wholesale lending
platform (MIT Lending
added later)

1988        1999                         2004                                        2005

Launched securitization
program:  $808 million in Sept.
’04 and $630 million in Nov. ’04

Securitized $1
billion in Jan. ’05

Paid first dividend

of $0.44 (for IPO

through 4Q:04)

Delivered on promise to
create self-originated
portfolio of $2.4 billion
by end of 2004

Launched Correspondent Lending
and Sub-Prime Wholesale Divisions

Announced 2004
record funded
volume for Company
of $13 billion for 2004

Paid first regular
quarterly
common stock
dividend of $0.48
per share

Securitized $665
million in April ’05

Corporate Headquarters
R Retail Origination Office
W Wholesale Operations Center
SP Sub-Prime Operations Center
CL Correspondent Lending Center

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

National Origination Platform

Top 5 states comprised 83% of retail fundings in 1Q:05 (83% for all of 2004)

Top 5 states comprise 75% of wholesale fundings in 1Q:05 (78% for all of 2004)

> $100 mm

$50 mm to $100 mm

$25 mm to $50 mm

< $25 mm

1Q:05 Originations

W (5)

W (3)

W (2)

W

W

W

W

W

W

W

W

R (11)

W

W (2)

R (2)

R  W

R (2)

R

R

R

CL

W

W

SP

SP

SP

SP

SP

SP

SP

SP

Sub-Prime Business Expansion (as of 1Q:05)

Corporate Headquarters

Sub-Prime Operations Center

Mortgage Origination Platform (TRS)

120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
1Q:04
2Q:04
3Q:04
4Q:04
1Q:05
2Q:05E*
Industry Quarterly Y/Y Growth (%)
MortgageIT Quarterly Y/Y Growth (%)

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Loan Production Growth

Source: Mortgage Bankers Association and MortgageIT

*Based on high-end of Company guidance of projected loan funding volume of between $4.9 billion to $5.3 billion

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($ millions)
70%
60%
50%
40%
30%
20%
10%
0%
(% of Total Volume)
24%
$.05 bn
40%
$1.3 bn
53%
$1.7 bn
59%
$2.6 bn
50%
$2.2 bn
1Q:04
2Q:04
3Q:04
4Q:04
1Q:05
ARM Volume
% Arm

MortgageIT HOLDINGS, INC.

MHL LISTED NYSE

MortgageIT ARM Fundings Volume

CREDIT SUISSE | FIRST BOSTON

citi mortgage℠

UBS

BEAR STEARNS

Merrill Lynch

JPMorganChase

WELLS FARGO

NOMURA

Countrywide

Washington Mutual

GMAC

Freddie Mac

FannieMae

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Blue Chip Wholesale Partnerships

Seconds
4.3%
A Minus
2.4%
Subprime
12.2%
Alt A
35.5%
Jumbo
13.4%
Govt
2.7%
Conforming
29.5%

Correspondent
5.3%
Wholesale Sub-Prime
10.7%
Retail
5.9%
Wholesale
78.1%

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Balanced, High Quality Lending Focus

1Q:05 Banked Product Volume of $3.9 billion ($4.3 billion total for 1Q:05)

Leverage Capacity
18%
6 Month
2.0%
5-1
49.0%
3-1
31.0%

6 Month
1%
3-1
38%
5-1
61%

MortgageIT HOLDINGS, INC.

Asset Composition and Leverage Ramp-Up

Select the highest quality loans with the best risk-adjusted return attributes

Apply leverage as the portfolio is built up to 18 times to $3 billion

December 31, 2004

March 31, 2005

MortgageIT REIT Portfolio

Portfolio Characteristics

44.3

51.7

58.1

48.1

51.6

% Full Doc

74.5

74

72.7

72.8

73.5

LTV

731

733

732

735

733

WA FICO

$290,035

$299,402

$303,406

$296,412

$295,082

Avg. Balance

$811

$635

$1,017

$678

$3,002

Loan Balance ($MM)

MortgageIT
2004-1*

MortgageIT
2004-2*

MortgageIT
2005-1*

MortgageIT
2005-2**

MHL
Portfolio As
of 03/31/05

*Original balances and characteristics

** Securitization closed April 27, 2005

Underwriting

Underwriting

Organization

Chief Lending Officer

Head of Credit and Product Development

National Underwriting Manager

Regional Credit Managers

Regional approach

Strong knowledge of local real estate market and individual brokers

Regional Credit Managers provide support for individual underwriters

Underwriter performance tracked

Credit Reports

Tri-merged reports

Stated loans use lower of middle credit score from all borrowers

Fraud Alert systems used on all loans

Social security numbers verified

OFAC lists checked

24 Month Chain of Title on every purchase

Underwriting (continued)

Desktop underwriter and loan prospector used in conjunction with manual underwriting on certain loan products

Parameters for score, mortgage history, ratios are overlaid on AUS decision

Appraisals

Always underwritten by staff / contract underwriter using appraisal checklist

AVMs used to substantiate value in certain cases

Enhanced Desk and Field Reviews used where AVM value varies to appraised value by
> 15%

Field Reviews used for certain high LTV no documentation products and select jumbo loan products

Credit Approval Authority

Authority level based on experience

Three levels – Level I, II, III

Loan exception authorities:

Documentation based – Level II and above

Parameter Exceptions (LTV, credit history, FICO) – Regional Credit Managers

Exceptions only allowed where line underwriter has reviewed loan data, appraisal and borrower income

Documentation Standards

Full Documentation

2-year income verification for wage earners and self employed

Employment verified

Stated Income Verified Assets

2-year employment/business continuity required

Assets verified

Stated Income Stated Asset (“SISA”)

Income and assets are stated by the borrower

Employment is verbally verified

No Ratio

Assets and employment are disclosed

Employment is verified

Assets are verified

If, during the underwriting of any stated loan, a conclusion can be drawn as to the income of the borrower then the loan must be changed and processed as a full documentation loan

Interest Only Criteria

Qualifying ratios reduced

Qualifying payment is calculated using the anticipated interest rate at the end of the second year

Term

6 month ARMs have a 10 year term

Alt A Hybrid ARMs have a 10 year term

Hybrid ARMs have a term tied to the fixed period

Investment Guidelines

1st lien

Min FICO = 650

LTV <= 95%

CLTV <= 95%

If LTV > 80%, must have MI

Owner Occupied – if 2nd / investor,
then LTV <= 85%

Max loan balance = $1.5 million; lower
LTV and higher FICO required

No loans to executives

Owner occupancy - non owner
occupied and second homes
exception if:

FICO >= 660

DTI <= 45

LTV <= 85

CLTV <= 90

Non full doc loans require lower
LTV and higher FICO

Loan Requirements

Exceptions

REIT Strategy – match funded, low credit loss portfolio to provide stable earnings and cash flow available for dividend

Quality Control

Quality Control

QC loan selection done by random statistical sampling of origination channels, brokers, products or functional areas

Closed Loan Audit

Performed and reported monthly by third-party vendor (TENA)

Selection occurs within the first week after the month the loan closes with the review completed by the following  month (60-day window)

Re-verification of data material to the loan decision

Loans are rated as Significant, Moderate or Low Risk based on review of:

Compliance

Underwriting

Collateral Value & Clear Title

Adherence to Company Policies & Procedures

Enforceability of Closing Documents

Responses including corrective actions are due quarterly

Quarterly audit findings reporting to senior management

Compliance

All loans are reviewed by underwriting, closing and funding for compliance with federal and state regulations

All mortgage loans must comply with all applicable federal, state and local laws and regulations

Particular focus on the following regulations:

Truth in Lending (TILA)

Real Estate Settlement Procedures Act (RESPA)

Equal Credit Opportunity Act (ECOA)

Final Truth in Lending

Federal, State and Municipal High Cost and Anti-Predatory Laws

Home Ownership and Equity Protection Act (HOEPA, Section 32)

Loans violating federal, state or municipal high cost/anti-predatory lending laws will not be originated

Company has adopted an internal 5% (subject to lower state and municipal thresholds) policy limit on all total borrower charges and broker compensation